Exhibit 10.2

SEVENTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 4
THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Amendment”) is made and entered into as of May 3, 2017 by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).
W I T N E S S E T H:
WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease Agreement No. 4, dated as of March 31, 2016, that certain Fifth Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 22, 2016, and that certain Sixth Amendment to Amended and Restated Lease No. 4, dated as of September 14, 2016 (as so amended, the “Lease”);
WHEREAS, as of the date of this Amendment, HPT TA Properties Trust has acquired from Tenant certain land and improvements comprising a travel center having an address at 2150-2240 Beltline Boulevard, Columbia, South Carolina 29209, as further described on Exhibit A-40 attached to this Amendment (collectively, the “Columbia Property”); and
WHEREAS, Landlord and Tenant desire to amend the Lease to include the Columbia Property as a Property (as defined in the Lease);
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:
1.    Capitalized Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease.
2.    Base Year Date. The defined term “Base Year” shall mean, with respect to the Columbia Property, the 2020 calendar year.
3.    Commencement Date. The defined term “Commencement Date” shall mean, with respect to the Columbia Property, the date of this Amendment.
4.    Minimum Rent. The defined term “Minimum Rent” set forth in Section 1.68 of the Lease is hereby deleted in its entirety and replaced with the following:

{B2125810; 4}

“Minimum Rent” shall mean Fifty Million Seven Hundred Twelve Thousand Three Hundred Twelve and 71/100ths Dollars ($50,712,312.71), subject to adjustment as provided in Section 3.1.1(b).
5.    Leased Property. Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-39” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-40”.
6.    Exhibit A. Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-39” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-40” attached hereto and (b) adding Exhibit A-40 attached to this Amendment immediately following Exhibit A-39 to the Lease.
7.    Exhibit C. Exhibit C to the Lease is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.
8.    Ratification. As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.
9.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.
LANDLORD:
HPT TA PROPERTIES TRUST
By:    /s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

HPT TA PROPERTIES LLC
By:    /s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

TENANT:
TA OPERATING LLC

By:    /s/ Mark R. Young
Mark R. Young
Executive Vice President

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”). Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By: /s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By: /s/ Mark R. Young
Mark R. Young
Executive Vice President

EXHIBITS A-1 through A-40
Land

Exhibit	TA Site No.	Property Address
A-1	224	1806 Highway 371 W, Prescott, AR 71857.
A-2	41	46155 Dillon Road, Coachella, CA 92236.
A-3	346	28991 West Gonzaga Rd., Santa Nella, CA 95322.
A-4	148	5101 Quebec Street, Commerce City (Denver East), CO 80022.
A-5	22	327 Ruby Road, Willington, CT 06279.
A-6	53	556 St. Rt. 44, Wildwood, FL 34785.
A-7	45	P.O. Box 592, Madison, GA 30650.
A-8	367	5915 Monee Rd., Monee, IL 60449.
A-9	43	4510 Broadway, Mt. Vernon, IL 62864.
A-10	257	10346 S. State Rd. 39, Clayton, IN 46118.
A-11	220	1600 West US Hwy 20, Porter, IN 46304.
A-12	252	2775 US Hwy 75, Lebo (Beto Junction), KS 66856.
A-13	28	145 Richwood Road, Walton, KY 41094.
A-14	180	1682 Gause Blvd., Slidell, LA 70458.
A-15	19	1400 Elkton Road, Elkton, MD 21921.
A-16	175	3265 N. Service Road East, Foristell, MO 63348.
A-17	193	8033 W. Holling Rd., Alda (Grand Island), NE 68810.
A-18	6	2 Simpson Road, Columbia, NJ 07832.
A-19	81	2501 University Blvd. NE, Albuquerque, NM 87107.
A-20	207	753 Upper Court St., Binghamton, NY 13904.
A-21	194	8420 Alleghany Rd., Corfu (Pembroke), NY 14036.
A-22	221	153 Wiggins Road, Candler, NC 28715.
A-23	701	715 US 250 East, Ashland, OH 44805.
A-24	139	12403 US Rt. 35 NW, Jeffersonville, OH 43128.
A-25	95	4450 Portage St. NW, North Canton, OH 44720.
A-26	152	P.O. Box 171, Sayre, OK 73662.
A-27	67	5644 SR 8, Harrisville (Barkeyville), PA 16038.
A-28	68	5600 Nittany Valley Drive, Lamar, PA 16848.
A-29	179	3014 Paxville Highway, Manning, SC 29102.
A-30	245	155 Hwy. 138, Denmark (Jackson), TN 38391.
A-31	34	111 N. First Street, Nashville, TN 37213.
A-32	150	7751 Bonnie View Road, Dallas (South), TX 75241.
A-33	153	1010 Beltway Parkway, Laredo, TX 78045.
A-34	232	4817 I-35 North, New Braunfels, TX 78130.
A-35	32	RR1, Valley Grove, WV 26060.
A-36	188	P.O. Box 400, Ft. Bridger, WY 82933.
A-37	242	15874 Eleven Mile Road, Battle Creek, MI 49014.
A-38	246	3747 Express Drive, Holbrook, AZ 86025.
A-39	333	160 State Highway 77, Hillsboro, TX 76645.
A-40	238	2150-2240 Beltline Boulevard, Columbia, SC 29209.

[See attached copies.]

EXHIBIT A-40

2150-2240 Beltline Boulevard
Columbia, SC 29202

(See attached copy.)

Legal Description
All that certain piece, parcel or lot of land, together with any improvements thereon, situate, lying and being in the City of Columbia in the County of Richland, State of South Carolina, containing approximately 29 acres, as shown on a Land Title Survey and Partial Topographical Map prepared for Travel Centers of America by Cox & Dinkins, Inc., dated January 9, 2007, last revised July 31, 2007, recorded August 3, 2007 in the Office of the Register of Deeds for Richland County in Record Book 1343 at Page 1842, and having the following boundaries and measurements shown thereon: Beginning at a Conc. mon. (o), located at the intersection of the southern right-of-way margin of South Beltline Boulevard and the eastern right-of-way margin of Bluff Road, this being the Point of Beginning (P.O.B); thence turning and running along the southern right-of-way margin of South Beltline Boulevard for the following bearings and distances: N 68°28'14" E for a distance of 209.71 to a Conc. mon. (o); thence turning and running in a curved line of length 147.68' feet, (curve of radius 1663.31 feet, chord bearing of N 66°51'12" E, chord distance of 147.63 feet) to a Conc. mon. (o); thence turning and running in a curved line of length 300.49' feet, (curve of radius 1663.31 feet, chord bearing of N 58°56'19" E, chord distance of 300.08 feet) to a 5/8" Rebar (o); thence turning and running in a curved line of length 31.24' feet, (curve of radius 1663.31 feet, chord bearing of N 51°35'15" E, chord distance of 31.24 feet) to a 1/2" Rebar (n); thence turning and running N 45°42'08" E for a distance of 100.45 feet to a 1/2" Rebar (n); thence turning and running N 45°42'08" E for a distance of 123.43 feet to a 5/8" Rebar (o); thence turning and running N 45°42'08" E for a distance of 46.99 feet to a 1/2" Rebar (n); thence turning and running N 45°42'08" E for distance of 353.10 feet to a 5/8" Rebar (o); thence turning and running N 45°38'27" E for a distance of 60.33 feet to a 1/2" Rebar (o); thence turning and running S 57°53'27" E along property of now or formerly Commercial Credit Land Two, LLC for a distance of 540.09 feet to a 1/2" Rebar (o); thence turning and running along property of now or formerly The City of Columbia for the following bearings and distances: S 13°54'23" W for a distance of 117.02 feet to a 3/4" Pipe (o); thence turning and running S 23°48'44" E for a distance of 180.09 feet to a 3/4" Pipe (o); thence turning and running S 01°09'23" W for a distance of 131.34 feet to a Railroad Rail (o); thence turning and running S 18°03'02" W for a distance of 116.37 feet to a Railroad Rail (o); thence turning and running S 39°09'20" W for a distance of 42.76 feet to a 1" Pipe (o); thence turning and running S 49°29'07" W for a distance of 188.24 feet to a Railroad Rail (o); thence turning and running S 14°42'31" W for a distance of 249.63 feet to a Railroad Rail (o); thence turning and running S 37°38'55" W for a distance of 287.86 feet to a Conc. mon. (o); thence turning and running S 29°23'07" W for a distance of 14.52 feet to a Conc. mon. (o); thence turning and running along the northern right-of-way margin of I-77 Southeastern Beltway Exit Ramp for the following bearings and distances: in a curved line of length 89.31 feet, (curve of radius 473.92 feet, chord bearing of N 60°04'45" W, chord distance of 89.18 feet) to a Conc. mon. (o); thence turning and running N 54°40'56" W for a distance of 256.89 feet to a 1/2" Rebar (o); thence turning and running in a curved line of length 372.23 feet, (curve of radius 602.02 feet, chord bearing of N 72°17'23" W, chord distance of 366.32 feet) to a 1/2" Rebar (n); thence turning and running in a curved line of length 228.79 feet, (curve of radius 602.02 feet, chord bearing of S 79°06'36" W, chord distance of 227.42 feet) to a 1/2" Rebar (o); thence turning and running S 68°03'37" W for a distance of 79.77 feet to a 1/2" Rebar (o); thence turning and running N 68°31'45" W for a distance of 72.20 feet to a 1/2" Rebar (o); thence turning and running along the eastern right-of-way margin of Bluff Road for the following bearings and distances: in a curved line of length 203.89 feet, (curve of radius 4082.00 feet, chord bearing of N 25°39'13" W, chord distance of 203.87 feet) to a 1/2" Rebar (o); thence turning and running in a curved line of length 68.85 feet, (curve of radius 4082.00 feet, chord bearing of N 27°29'57" W, chord distance of 68.85 feet) to a 1/2" Rebar (o); thence turning and running in a curved line of length 106.88 feet, (curve of radius 4082.00 feet, chord bearing of N 29°09'16" W, chord distance of 106.87 feet) to a Conc. mon. (o); thence turning and running N 20°56'21" E for a distance of 65.73 feet to a Conc. mon. (o); the Point of Beginning (P.O.B.).
TAX MAP NUMBER: 13605-02-01
This being the same property conveyed to TA Operating LLC by deed from Blanchard Machinery Company dated August 3, 2007 and recorded August 3, 2007 in the Office of the Register of Deeds for Richland in Book 1343 at Page 3016.

EXHIBIT C

Petro Properties

TA Site No.	Property Address
346	28991 West Gonzaga Rd., Santa Nella, CA 95322.
367	5915 Monee Rd., Monee, IL 60449.
238	2150-2240 Beltline Boulevard, Columbia, SC 29202.